                                                                    EXHIBIT 10.4
                          SECOND AMENDED AND RESTATED
                          ---------------------------
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                          (INVESTORS AND EXECUTIVES)

     THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT") is made as of May 5, 1998, by and among AnswerThink Consulting Group, Inc., a Florida corporation (the "COMPANY"), AnswerThink Consulting Group, Inc., a Delaware Corporation and wholly-owned subsidiary of the Company ("ACG-DELAWARE") and each of the shareholders listed on SCHEDULE 1 hereto (the "SHAREHOLDERS").
                       ----------

     WHEREAS, the Company and the Shareholders entered into that certain Registration Agreement dated as of April 23, 1997 (the "PRIOR AGREEMENT") whereby the Shareholders had certain registration rights with respect to shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK"), owned or acquired by the Shareholders;

     WHEREAS, the Company, ACG-Delaware and the Shareholders entered into that certain Amended and Restated Registration Rights Agreement dated as of April 13, 1998 (the "AMENDMENT"), which amended and restated the Prior Agreement;

     WHEREAS, the "GTCR GROUP" consists of the Shareholders identified as such on SCHEDULE 1, and Registrable Securities (as hereinafter defined) held by the
   ----------
GTCR Group are referred to herein as "GTCR GROUP REGISTRABLE SECURITIES";

     WHEREAS, the "MILLER GROUP" consists of the Shareholders identified as such on SCHEDULE 1, and Registrable Securities held by the Miller Group are referred
   ----------
to herein as "MILLER GROUP REGISTRABLE SECURITIES" (GTCR Group Registrable Securities and Miller Group Registrable Securities are referred to herein collectively as "INVESTOR REGISTRABLE SECURITIES");

     WHEREAS, Registrable Securities held by Shareholders who are identified as "Executives" on SCHEDULE 1 are referred to herein as "EXECUTIVE REGISTRABLE
                ----------
SECURITIES";

     WHEREAS, prior to the Effective Time, all shares of preferred stock of the Company will be converted into shares of Common Stock;

     WHEREAS, the Shareholders who are executing this Amended and Restated Registration Rights Agreement (the "REQUIRED SHAREHOLDERS") hold, collectively:
(i) at least 70% of the "Registrable Securities," as such term is defined in the Prior Agreement; (ii) a majority of the GTCR Investor Registrable Securities; and (iii) a majority of the Miller Registrable Securities;

     WHEREAS, the Company, ACG-Delaware and the Required Shareholders desire to amend and restate the Amendment upon the terms and conditions set forth herein.

     NOW, THEREFORE, the Company, ACG-Delaware and the Required Shareholders hereby agree as follows:

     1.  EFFECTIVE TIME; TERMINATION OF PRIOR AGREEMENT.
         ----------------------------------------------
         (A)  EFFECTIVE TIME.  This Amended and Restated Registration Rights
              --------------
Agreementshall be effective upon the signing of the underwriting agreement relating to the Company's initial public offering (the "EFFECTIVE TIME").

        (B)  TERMINATION OF PRIOR AGREEMENT.  The Amendment shall be
             ------------------------------
terminated at the Effective Time.

     2.  DEMAND REGISTRATIONS.
         --------------------

         (A)  REQUESTS FOR REGISTRATION.  At any time after the Effective Time
              -------------------------
 and subject to SECTION 2(B), SECTION 2(C) and SECTION 2(E) below, the holders
                ------------  ------------     ------------
of a majority of the GTCR Group Registrable Securities and the holders of a majority of the Miller Group Registrable Securities may each request registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), of (x) all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS") and (y) all or any portion of their Registrable Securities on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration ("SHORT-FORM REGISTRATIONS") if available. All registrations requested pursuant to this SECTION 2(A) are referred to herein as "DEMAND
                           ------------
REGISTRATIONS." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to SECTION 2(D) below, shall include in
           ------------
such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. "REGISTRABLE SECURITIES" means the shares of Common Stock held by the Shareholders at the Effective Time, together with any other shares of Common Stock issued or issuable with respect to said shares by way of a stock dividend or stock split or conversion or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and any other shares of Common Stock held by the Shareholders at any time. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) ("RULE 144"). For purposes of this Amended and Restated Registration Rights Agreement, a person shall be deemed to be a holder of Registrable Securities whenever such person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise), whether or not such acquisition has actually been effected; provided, however, that such
                                                 -----------------
acquisition must actually have been effected prior to the effective date of any registration statement which includes any Registrable Securities to be so acquired.

                 (B)  LONG-FORM REGISTRATIONS.  The holders of a majority of
                      -----------------------

the GTCR Group Registrable Securities and the holders of a majority of the Miller Group Registrable Securities shall each be entitled to request (i) two
(2) Long-Form Registrations in which the Company shall pay all Registration Expenses (as hereinafter defined) ("COMPANY-PAID LONG-FORM REGISTRATIONS") and
(ii) an unlimited number of Long-Form Registrations in which the holders of Registrable Securities shall pay their share of the Registration Expenses as set forth in SECTION 5 hereof. A registration shall not count as one of the
         ---------
permitted Long-Form Registrations until it has become effective and no Company-paid Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations.

         (C)  SHORT-FORM REGISTRATIONS.  In addition to the Long-Form
              -----------------------
Registrations provided pursuant to SECTION 2(B), the holders of a majority
                                   ------------
of the GTCR Group Registrable Securities and the holders of a majority of the Miller Group Registrable Securities shall each be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

         (D)  PRIORITY ON DEMAND REGISTRATIONS.  The Company shall not
              --------------------------------
include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of both the GTCR Group Registrable Securities and the Miller Group Registrable

Securities. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting any Demand Registration pursuant to the first sentence of SECTION 2(A), without adversely affecting the
                         ------------
marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. Unless
(i) the Company, (ii) the holders of a majority of the GTCR Group Registrable Securities and (iii) the holders of a majority of the Miller Group Registrable Securities otherwise agree in writing, any persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in SECTION 5 hereof.
            ---------

         (E)  RESTRICTIONS ON LONG-FORM REGISTRATIONS.  The Company shall not be
              ---------------------------------------
obligated to effect any Long-Form Registration within 180 days after the effective date of a previous Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to SECTION 3 and in which there was no reduction in the number
            ---------
of Registrable Securities requested to be included. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company, the holders of a majority of the GTCR Group Registrable Securities and the holders of a majority of the Miller Group Registrable Securities agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of a majority of the Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

         (F)  SELECTION OF UNDERWRITERS.  The holders of a majority of the
              -------------------------
Investor Registrable Securities initially requesting any Demand Registration pursuant to the first sentence of SECTION 2(A) shall have the right to select
                                  ------------
the investment banker(s) and managers(s) to administer the offering.

         (G)  OTHER REGISTRATION RIGHTS.  Except pursuant to that certain
              -------------------------
Registration Agreement dated as of August 1, 1997 by and among the Company and certain of its shareholders (as such Registration Agreement may be amended or amended and restated from time to time, the "RTI SHAREHOLDERS REGISTRATION RIGHTS AGREEMENT") or as otherwise provided in this Agreement, the Company shall not grant to any persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Investor Registrable Securities.

     3.  PIGGYBACK REGISTRATIONS.
         -----------------------

         (A)  RIGHT TO PIGGYBACK.  Whenever the Company proposes to register
              ------------------
any of its securities under the Securities Act (other than pursuant to a registration of securities on Form S-4 or Form S-8 under the Securities Act (or a successor form to either of such Forms) or pursuant to a Demand Registration), and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

         (B)  PIGGYBACK EXPENSES.  The Registration Expenses of the holders of
              ------------------
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

         (C)  PRIORITY ON PRIMARY REGISTRATIONS.  If a Piggyback Registration
              ---------------------------------
is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration (which shall include "Registrable Securities" requested to be included in such registration under the RTI Shareholders Registration Rights Agreement), pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

         (D)  PRIORITY ON SECONDARY REGISTRATIONS.  If a Piggyback
              -----------------------------------
Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the GTCR Group Registrable Securities, the holders of a majority of the Miller Group Registrable Securities and the holders of a majority of the "Registrable Securities" under the RTI Shareholders Registration Rights Agreement without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders on whose behalf such registration is being effected, (ii) second, the Registrable Securities requested to be included in such registration (which shall include "Registrable Securities" requested to be included in such registration under the RTI Shareholders Registration Rights Agreement), pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

     4.  REGISTRATION PROCEDURES.  Whenever the holders of Registrable
         -----------------------
Securities have requested that any Registrable Securities be registered pursuant to this Amended and Restated Registration Rights Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

         (A)  prepare and file with the Securities and Exchange Commission
(the "SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

         (B) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

         (C) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

         (D) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

         (E) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

         (F) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the "NASDAQ SYSTEM" (as defined in Rule 11Aa3-1 of the SEC under the Exchange Act) and, if listed on the NASDAQ System, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

         (G) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

         (H) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

         (I) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate doc uments and properties of the Company, and cause the Company's officers, directors, employees and independent accounts to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

         (J) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (K) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

         (L) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

         (M)  subject to the provision in SECTION 4(D) above, use its best
                                          ------------
efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

         (N) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute a least 10% of the securities covered by such registration statement).

     5.  REGISTRATION EXPENSES.
         ---------------------
         (A) All expenses incident to the Company's performance of or compliance with this Amended and Restated Registration Rights Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Amended and Restated Registration Rights Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses to its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASDAQ System.

         (B) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the GTCR Group Registrable Securities and one counsel chosen by the holders of a majority of the Miller Group Registrable Securities and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

         (C) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6.  INDEMNIFICATION.
         ---------------
         (A) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

         (B) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

        (C) Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying part of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (D) The indemnification provided for under this Amended and Restated Registration Rights Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     7.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.  No person may
         -------------------------------------------
participate in any registration hereunder which is underwritten unless such person (i) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in SECTION 5 hereof.
                                         ---------

     8.  MISCELLANEOUS.
         -------------

         (A)  NO INCONSISTENT AGREEMENTS.  The Company shall not enter into
         --------------------------
any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Amended and Restated Registration Rights Agreement.

         (B)  ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES.  The Company shall
              --------------------------------------------
not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Amended and Restated Registration Rights Agreement or which would adversely effect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

         (C)  REMEDIES. Any person having rights under any provisions of this
              --------
Amended and Restated Registration Rights Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Amended and Restated Registration Rights Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Amended and Restated Registration Rights Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any, bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Amended and Restated Registration Rights Agreement.

         (D)  AMENDMENT AND WAIVERS.  Except as otherwise provided herein,
              ---------------------
the provisions of this Amended and Restated Registration Rights Agreement may be amended or waived only upon the prior written consent of the Company, the holders of at least 70% of the Registrable Securities, the holders of a majority of the GTCR Group Registrable Securities and the holders of a majority of the Miller Group Registrable Securities.

         (E)  SUCCESSORS AND ASSIGNS.  All covenants and agreements in this
              ----------------------
Amended and Restated Registration Rights Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Amended and Restated Registration Rights Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

         (F)  SEVERABILITY.  Whenever possible, each provision of this Amended
              ------------
and Restated Registration Rights Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amended and Restated Registration Rights Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amended and Restated Registration Rights Agreement.

         (G)  COUNTERPARTS.  This Amended and Restated Registration Rights
              ------------
Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amended and Restated Registration Rights Agreement.

         (H)  DESCRIPTIVE HEADINGS.  The descriptive headings of this Amended
              --------------------
and Restated Registration Rights Agreement are inserted for convenience only and do not constitute a part of this Amended and Restated Registration Rights Agreement.

         (I)  GOVERNING LAW.  THIS AMENDED AND RESTATED REGISTRATION RIGHTS
              -------------
AGREEMENT, THE RIGHTS AND DUTIES OF THE PARTIES HERETO, AND ANY CLAIMS OR DISPUTES RELATING THERETO,

SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA (BUT NOT INCLUDING THE CHOICE OF LAW RULES THEREOF).

         (J)  NOTICES.  All notices, demands or other communications to be
              -------
given or delivered under or by reason of the provisions of this Amended and Restated Registration Rights Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid at the addresses set forth: (i) in the case of a Shareholder, on the books and records of the Company (or such other address as to which such Shareholder has notified the Company); or (ii) in the case of the Company, below:

                  AnswerThink Consulting Group, Inc.
                  1001 Brickell Bay Drive
                  Suite 3000
                  Miami, Florida  33131
                  Attention:  Ted A. Fernandez
                  President, Chief Executive Officer and
                  Chairman.


                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date first written above.

THE COMPANY:                            ACG-DELAWARE:
ANSWERTHINK CONSULTING GROUP, INC.,     ANSWERTHINK CONSULTING GROUP, INC.,
  a Florida corporation                   a Delaware corporation


By:  /s/ Ted A. Fernandez               By:  /s/ Ted A. Fernandez
     --------------------                    --------------------
     Ted A. Fernandez                        Ted A. Fernandez
     President, Chief Executive              President, Chief Executive
     Officer and Chairman                    Officer and Chairman


                             REQUIRED SHAREHOLDERS:


[Signature appears here]                /s/ Ulysses S. Knotts
------------------------                ---------------------
James D. and Pamela Askew               Ulysses S. Knotts, III


/s/ Priscilla Cooney                    /s/ Edmund R. Miller
--------------------                    --------------------
Priscilla Cooney                        Edmund R. Miller


/s/ Alex Fernandez                      /s/ George E. Miller
------------------                      --------------------
Alex Fernandez                          George E. Miller


/s/ Ted A. Fernandez                    [Signatures appear here]
--------------------                    ------------------------
Ted A. Fernandez                        Luis and Mercedes San Miguel


/s/ Allan R. Frank                      [Signature appears here]
------------------                      ------------------------
Allan R. Frank                          Fernando and Cecelia Montero


/s/ Donnell S. Guthrie                  /s/ George G. Guthrie
----------------------                  ---------------------
Donnell S. Guthrie                      George G. Guthrie, Trustee for
                                        Christine Donnell Guthrie, Elizabeth
                                        Stanley Guthrie and
                                        George G. Guthrie

Golder, Thoma Cressey, Rauner           Rock Creek Partners, L.P.
  Fund V, L.P.


By:  /s/ Bruce Rauner                   By:  [Signature appears here]
     ----------------                        ------------------------



GTCR Associates V                       Southeast Investments
                                          International, Ltd.



By:  /s/ Bruce Rauner                   By:  /s/ Edmund R. Miller
     ----------------                        --------------------



Miller Capital Management, Inc.         Southeast Investments, L.P.


By:  /s/ Edmund R. Miller               By:  /s/ Edmund R. Miller
     --------------------                    --------------------


FSC Corp.


By:  /s/ Robert T. Jefferson            Name: Erich Ozada
     -----------------------            Lighthouse Partners USA, L.P.
     Robert T. Jefferson                by its General Partner
                                        Archery Capital
                                        /s/ Erich Ozada
----------------------------            --------------------
Name:                                   Name: Erich Ozada



                                        [Signature appears here]
----------------------------            ------------------------
Name:                                   Name: Pharos Fund Limited

                                  SCHEDULE 1
                                  ----------

                                 SHAREHOLDERS
                                 ------------


Executives                                            GTCR Group
----------                                            ----------

David A.J. Axson                            Golder, Thoma Cressey, Rauner
Elizabeth E. Brumbaugh                               Fund V, L.P.
Ted A. Fernandez                                  GTCR Associates V
Allan R. Frank                               MG Capital Partners II, L.P.
FSC Corp.
Ulysses S. Knotts, III
Miller Capital Management, Inc.
Edmund R. Miller
Gregory P. Hackett
Robin M. Potter
Beth E. Stanley

                                 Miller Group
                                 ------------

AB Hannells Industrier                  Christina Donnell Guthrie
Dr. James D. Askew and                  Donnell S. Guthrie
  Mrs. Pamela Askew                     Elizabeth Staton Guthrie
James D. Askew, cust. for               George Gordon Guthrie, Jr.
  Amanda F. Askew, UALUGTMA             Bonni Gelman Harris
Marisa E. Askew                         Bonni Harris, cust. for
Atlantic Balanced Fund                    Jason Ross Harris, UGTMA/FL
Ana Azcuy                               Bonni Harris, cust. for
Bank Morgan Stanley AG                    Nikki Lee Harris, UGTMA/FL
BFC Holdings, Inc.                      Holterman Corporation
Leonardo F. Brito                       Carmen Howell
Juan Carlos Campuzano and               Lighthouse Partners USA, L.P.
  Mayra R. Campuzano                    Family Trust of Nathan A. Low, dated
Priscilla Cooney                          4/12/96, N. Low, Trustee
Mark Dreier                             Edmund R. Miller
Steven L. Eber                          George E. Miller
Pippa J. Ellis                          Fernando Montero and
Alex Fernandez                            Cecelia Montero
Aurelio E. Fernandez and                Alain Oihayon
  Berta T. Fernandez                    Erinch R. Ozada
Bernard Frank                           Alan Penn and Roberta Penn
Muriel I. Frank                         A. Markman Peters and
Duff Adam Gelman                          Jenny R. Peters
Duff Gelman, cust. for                  Brian Pfeifler
  Devra Leya Gelman, UGTMA/FL           Pharos Fund Limited
Duff Gelman, cust. for                  Delaware Charter Guarantee & Trust
  Ellen Behia Gelman, UGTMA/FL            Co., TTEE, FBO S. Daniel Ponce
Duff Gelman, cust. for                  Robert I. Rafford, Jr.
  Jude Gelman, UGTMA/FL                 Rock Creek Partners, L.P.
Karen Gelman                            Luis San Miguel and
Mila Ann Gelman                           Mercedes San Miguel
Mila Gelman-Johnson, cust. for          Joseph Salvani
  Spencer Gelman-Johnson,               Southeast Investments
  UGTMA/CA                                International, Ltd.
Theodore Gelman Rev. Trust,             Southeast Investments, L.P.
  T. Gelman and                         Southampton Ltd.
  E. Gelman, TTEES, UDA 8/5/93